UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
September 3, 2008
Date of report (Date of
earliest event reported)
GMAC LLC
(Exact name of registrant as specified in its charter)
Commission file number: 1-3754

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 3, 2008, Michael S. Klein provided to GMAC LLC (“GMAC”) a notice of resignation from the GMAC Board of Managers (the “Board”). The notice indicated the resignation was effective July 21, 2008. Effective September 5, 2008, Edward J. Kelly, III was appointed to the Board. The Board consists of thirteen members with six appointed by FIM Holdings LLC (“FIM”), which holds a majority interest in GMAC and is controlled by Cerberus FIM Investors, LLC, four appointed by GM, and three independent directors. Mr. Kelly is one of the six FIM members of the Board.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC (Registrant)
Dated: September 8, 2008	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller